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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the use of our report dated December 5, 1996 with respect to the financial statements of BCA & Affiliates included in this Pre-Effective Amendment No. 1 to the Form S-1 Registration Statement of AMF Bowling, Inc.


                                          /s/ TODRES & SHEIFFER

                                          --------------------------------------
                                          Todres & Sheiffer


October 6, 1997